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                                                                   Exhibit 10.19

                              Dover Saddlery, Inc.
                                 525 Great Road
                               Littleton, MA 01460

                                                  Dated as of: December 11, 2003

Fleet National Bank
100 Federal Street
Boston, Massachusetts 02110

     Re: Amendment to Loan Documents

Ladies and Gentlemen:

     We refer to the Loan Agreement, dated as of September 17, 1998 (as amended, the "Existing Agreement"), by and between Dover Saddlery, Inc., a Massachusetts corporation, as Borrower (the "Borrower"), and Fleet National Bank (as successor-in-interest to BankBoston, N.A.), as Lender (the "Lender"), as amended and restated as of the date hereof by the Amended and Restated Loan Agreement (the "Restatement"), by and between the Borrower and the Lender. In connection with the Restatement, the Borrower and the Lender wish to amend certain of the Loan Documents (as defined below).

     Terms used in this letter of agreement (the "Amendment") which are not defined herein, but which are defined in the Restatement, shall have the same respective meanings herein as therein.

     We have requested you to make certain amendments to the Security Agreement, the Patent and Trademark Security Agreement, the Notice of Security Interests in Copyrights, the Pledge Agreement, the Collateral Assignments, the Parent Guaranty, the Parent Security Agreement, the Parent Pledge Agreement, the Leasehold Mortgages, the Landlord Consent and Estoppel Certificates, the Landlord Waivers, the Interest Rate Protection Agreement, the Assignment of Interest Rate Protection Agreement, the Letters of Credit issued prior to the date hereof, if any (and all letter of credit applications and agreements executed and delivered in connection therewith, if any), the Smith Brothers Guaranty and the Smith Brothers Security Agreement, together with the Restatement, the Credit Note, any and all UCC-1 financing statements filed in connection with the Existing Agreement and all other agreements and instruments contemplated by the Restatement and all schedules, exhibits and annexes thereto, as the same may from time to time be amended and in effect (the "Loan Documents"). You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.


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     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                          AMENDMENTS TO LOAN DOCUMENTS

     Effective as of December 11, 2003 (the "Amendment Date"), the Loan Documents are amended in each of the following respects:

     (a) The term "Loan Documents" shall, wherever used in any of the Loan Documents, be deemed to also mean and include this Amendment and the other agreements and instruments referenced in the definition of "Loan Documents" as defined herein.

     (b) The terms "Loan Agreement" and "Agreement" shall, wherever used in any of the Loan Documents, be deemed to be a reference to the "Restatement."

     (c) The terms "Default" and "Event of Default" shall, wherever used in any of the Loan Documents, be deemed to be a reference to the definitions of "Default" and "Event of Default" as such terms are defined in the Restatement.

     (d) The term "Obligations" shall, wherever used in any of the Loan Documents, be deemed to be a reference to the definition of "Obligations" as such term is defined in the Restatement.

     (e) The terms "Bank," "Pledgee," "Secured Party" or "Lender" shall, wherever used in any of the Loan Documents, be deemed to be a reference to the definition of "Lender" as such term is defined in the Restatement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Each of the Borrower, the Parent and Smith Brothers, jointly and severally, represents and warrants to you as follows:

     (a) Representations. Each of the representations and warranties made to you by the Borrower in the Restatement, by the Parent in the Parent Guaranty, the Parent Security Agreement and the Parent Pledge Agreement, and by Smith Brothers in the Smith Brothers Guaranty and the Smith Brothers Security Agreement, respectively, was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and


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warranties had been made by the Borrower, the Parent and Smith Brothers, respectively, on the date hereof and in this Amendment.

     (b) No Defaults or Events of Default. No Default or Event of Default exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

     (c) Binding Effect of Documents. This Amendment has been duly executed and delivered to you by the Borrower, the Parent and Smith Brothers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower, the Parent and Smith Brothers contained herein constitute legal, valid and binding obligations of the Borrower, the Parent and Smith Brothers, respectively, enforceable against each such party in accordance with their respective terms.

                                   ARTICLE III

                                     WAIVER

     The Borrower and the Parent have advised the Lender that the Parent has failed to comply with the covenant set forth in Section 11.7(c) of the Parent Guaranty (the "Covenant Default"). The Covenant Default constitutes an Event of Default under Section 6.1 (ii) of the Restatement. Subject to the execution and delivery by the Borrower, the Parent and Smith Brothers of this Amendment and the respective Loan Documents to which each entity is a party (and that are being executed and delivered in connection herewith), and in reliance upon the representations and warranties of the Borrower, the Parent and Smith Brothers, as applicable, to the Bank set forth herein, the Bank hereby waives such Covenant Default.

     It is understood and agreed that the foregoing waiver is a one-time waiver only and is limited solely to the foregoing Covenant Default, and does not constitute a waiver of (i) any other breach of the Loan Agreement or (ii) any of the Bank's rights and remedies with respect to other or subsequent defaults or Events of Default.

                                   ARTICLE IV

                                  MISCELLANEOUS

     This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the


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terms, conditions and the provisions of the Restatement and each of the other
Loan Documents shall remain unmodified, and the Restatement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, and return such counterpart to the undersigned, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

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                                        Very truly yours,

                                        DOVER SADDLERY, INC. (MA)


                                        By: /s/ Stephen L. Day
                                            ------------------------------------
                                        Title: its President


                                        DOVER SADDLERY, INC. (DE)


                                        By: /s/ Stephen L. Day
                                            ------------------------------------
                                        Title: its President


                                        SMITH BROTHERS, INC.


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Title: it President

     The foregoing Amendment is hereby accepted by the undersigned as of December 11, 2003.

FLEET NATIONAL BANK,
as Lender


By: /s/ John Lynch
    ---------------------------------
Title: SENIOR VICE PRESIDENT


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                             AFFIRMATION OF GUARANTY

     Reference is made to that certain guaranty of Dover Saddlery, Inc., a Delaware corporation (the "Parent Guarantor"), made by the Parent Guarantor in favor of Fleet National Bank (as successor-in-interest to BankBoston, N.A.) (the "Lender") in connection with that certain Loan Agreement by and between Dover Saddlery, Inc., a Massachusetts corporation (the "Borrower"), and the Lender, dated as of September 17, 1998 (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     On the date hereof, the Borrower and the Lender are amending and restating the Loan Agreement to, among other things, extend the maturity date and increase the amount of credit available to the Borrower thereunder.

     In connection therewith, and as partial consideration therefor, the Parent Guarantor hereby (i) acknowledges and agrees to the terms of the Amended and Restated Loan Agreement and (ii) absolutely and unconditionally reaffirms to the Lender that the Parent Guaranty remains in full force and effect (and, without limitation, extends to any and all obligations of the Borrower arising under the Loan Agreement as so amended and restated).

                                        DOVER SADDLERY, INC.


                                        By: /s/ Stephen L. Day
                                            ------------------------------------
                                        Name: Illegible
                                        Title: President


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